UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2020 (April 23, 2020)

Carriage Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:
(713) 332-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	CSV	New York Stock Exchange

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2020, as part of our broad-based effort to respond to the COVID-19 coronavirus (“COVID-19”), which has been declared by the World Health Organization to be a pandemic, the Compensation Committee of the Board of Directors (the “Board”) of Carriage Services, Inc. (the “Company”) approved, with the agreement of the impacted executive officers, temporary salary reductions effective April 19, 2020. The base salary of Melvin C. Payne, Chief Executive Officer (“CEO”), has been reduced by 15%; the base salary of William W. Goetz, President and Chief Operating Officer, has been reduced by 10%; and the base salaries of the Company’s other Executive Officers, including the Named Executive Officers listed below, have been reduced by 7.5%, as set forth in the following table:

Name and Title	Salary
	From	To
Melvin C. Payne, CEO and Chairman of the Board	$800,000	$680,000
William W. Goetz, President and Chief Operating Officer	$550,000	$495,000
Carl Benjamin Brink, Senior Vice President, Chief Financial Officer and Treasurer	$320,000	$296,000
Viki K. Blinderman, Senior Vice President, Chief Accounting Officer and Secretary	$320,000	$296,000
Shawn R. Phillips, Senior Vice President, Regional Partner and Head of Strategic and Corporate Development	$320,000	$296,000
Paul D. Elliott, Senior Vice President and Regional Partner	$320,000	$296,000

For the same reasons as above, the Board also agreed to temporarily reduce its quarterly cash retainer fees for all non-employee directors by 15%. The Company will reevaluate these temporary reductions of compensation on a monthly basis.
ITEM 7.01      Regulation FD Disclosure.

On April 29, 2020, the Company issued a news release providing a business update related to COVID-19, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
ITEM 8.01    Other Events.

In light of recent developments relating to COVID-19, the Company is providing an update on the impact of COVID-19 on its operations.

Business Operations Update

The Company is continuing to proactively monitor and assess the COVID-19 pandemic. Since early March, the Company’s senior leadership team has taken certain steps to assist our businesses in appropriately adjusting and adapting to the conditions resulting from the pandemic. Our businesses have been designated as essential services and therefore, each one of the Company’s business locations remains open and ready to provide service to their communities in this time of need. While our businesses provide an essential public function, along with a critical responsibility to the communities and families they serve, the health and safety of our employees and the families we serve remain our top priority. The Company has taken additional steps during this time to continually review and update our processes and procedures to comply with all regulatory mandates and procure additional supplies to ensure that each of our businesses have appropriate personal protective equipment to provide these essential services.

Additionally, in many of our business locations, we have also updated staffing and service guidelines and adjusted other operating procedures. The Company has also implemented additional safety and precautionary measures as it concerns our businesses’ day-to-day interaction with the families and communities they serve. At this time, the impact on our business and operational results cannot be reasonably estimated. As the COVID-19 pandemic evolves, the Company will continue to monitor its impact on our business and will take any appropriate steps and implement revised procedures and plans as may be necessary.
Extension for Filing of Quarterly Report on Form 10-Q for the Quarter Ended March 31, 2020

The Company’s day-to-day operations and business have experienced disruptions due to the unprecedented conditions surrounding the COVID-19 pandemic, along with the various measures that federal, state, and local jurisdictions have taken in response to the crisis. These disruptions include, but are not limited to, requirements that our Company’s corporate support staff work remotely from home, along with reduced staffing at our business locations. As a result, this has impacted the Company’s normal processes and interactions with its corporate support staff and others responsible for the preparation and timely filing of its Quarterly Report.

Accordingly, the Company is giving notice in this Current Report on Form 8-K to avail itself of an extension to file its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2020 (the “Quarterly Report”). The Company is relying on the Securities and Exchange Commission’s (the “SEC”) Orders under Section 36 of the Securities and Exchange Act of 1934, as amended (Release Nos. 34-88318 and 34-88465), to delay the filing of its Quarterly Report. The Company expects to file its Quarterly Report on or about May 19, 2020, which is within the 45-day extension from the original filing deadline of May 11, 2020.

Risk Factor Update

In light of the COVID-19 pandemic, we are also supplementing the risk factors set out under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Form 10-K”) with the new risk factor set out below. The risk factor below should be read in conjunction with the risk factors set out in our 2019 Form 10-K:

Unfavorable economic conditions, including as a result of health and safety concerns, could adversely affect our business, financial condition or results of operations.
                      Our business and operational results could be adversely affected by general conditions in the U.S. economy, including conditions that are outside of our control, such as the impact of health and safety concerns from the COVID-19 pandemic. A severe or prolonged economic downturn could result in a variety of risks to our business, financial condition or results from operations, including delayed or weakened demand from our client families, changes in preneed sales, increased cremation rates, access to capital and credit markets, or delays in obtaining client family payments. A weak or declining economy could also strain our supply partners. Additionally, our business relies heavily on our employees, including key employees due to the localized and personal nature of our business, and adverse events such as health-related concerns, the inability to travel and other matters affecting the general work environment could harm our business. In the event of a major disruption caused by the outbreak of pandemic diseases such as COVID-19, we may lose the services of key employees or experience system interruptions, which could lead to impacts to our regular business operations, inefficiencies and reputational harm. Due to the uncertainty around the ultimate impact of the COVID-19 pandemic to our business and operations, the impact on our business and operational results cannot be reasonably estimated at this time. Any of the foregoing could harm our business and we cannot anticipate all the ways in which the current COVID-19 pandemic and related financial market conditions could adversely impact our business.
Please also refer to the complete set of Risk Factors under Item 1A in the Company’s 2019 Form 10-K, filed with the SEC on February 28, 2020, for additional risks and uncertainties to the Company that may have an adverse effect on the Company’s business, financial condition and results of operations.

 ITEM 9.01    Financial Statement and Exhibits.
    The following are furnished as part of this Current Report on Form 8-K:

99.1 Press Release dated April 29, 2020.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements made herein by the Company that are not historical facts and are intended to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Specifically, this Current Report on Form 8-K contains certain statements and information that may constitute forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical information, should be deemed to be forward-looking statements. These statements include, but are not limited to, the effects of the COVID-19 pandemic, including impacts to our business and operations; any statements of the plans, timing, expectations and objectives of management related to the COVID-19 pandemic, including activities conducted in response to the COVID-19 pandemic and temporary reductions in executive and non-employee director compensation; statements regarding the expected filing date of the Quarterly Report and the impact of the COVID-19 pandemic to such filing activities; any statements of the plans, timing, expectations and objectives of management for future financing activities; our ability to implement business strategies and plans related to the COVID-19 pandemic; adverse effects of the COVID-19 pandemic on our business or the market price of our common stock; any statements of belief; and any statements of assumptions underlying any of the foregoing and are based on our current expectations and beliefs concerning future developments and their potential effect on us. The words “may”, “will”, “estimate”, “intend”, “believe”, “expect”, “seek”, “project”, “forecast”, “foresee”, “should”, “would”, “could”, “plan”, “anticipate” and other similar words or expressions are intended to identify forward-looking statements, which are generally not historical in nature. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections, including, but not limited to, the impact of the COVID-19 pandemic on the Company’s business, financial condition and results of operations. For additional information regarding these and other risks and uncertainties to the Company, please see the risks and uncertainties described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and our subsequent filings with the U.S. Securities and Exchange Commission, including subsequent periodic reports on Forms 10-Q and 8-K.

Except as required by law, the Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Dated: April 29, 2020	By:	/s/ Viki K. Blinderman
Viki K. Blinderman
Senior Vice President, Chief Accounting Officer and Secretary
(Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release dated April 29, 2020.